AEGON/TRANSAMERICA SERIES TRUST

Supplement dated July 3, 2006 to the Prospectus dated May 1, 2006

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American Century International

The following information supplements, amends and replaces the information in the Prospectus regarding American Century International (the “portfolio”):

At a meeting held on April 4, 2006, the Board of Trustees of AEGON/Transamerica Series Trust approved the restructuring of American Century International to MFS International Equity effective the beginning of July, 2006. Pursuant to such restructuring, the portfolio’s investment sub-adviser, American Century Global Investment Management, Inc. (“American Century”) is replaced by MFS Investment Management (“MFS”), and the portfolio is re-designated as “MFS International Equity.”

Accordingly, effective July 3, 2006, all references to “American Century International” in the Prospectus are hereby changed to “MFS International Equity,” all page number references are hereby changed from ACI to MFSIE, and all references to “American Century” as the portfolio’s sub-adviser are hereby changed to “MFS.” In addition, certain investment strategies and policies of the portfolio will be changed, although its investment objective will remain the same. The changes to the prospectus discussed below also are effective July 3, 2006.

The Note at the top of page ACI-1 of the Prospectus is hereby deleted and the information in the section entitled “Principal Investment Strategies” on page ACI-1 is hereby replaced with the following information:

PRINCIPAL STRATEGIES AND POLICIES

The portfolio’s sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries. Under normal market conditions, the portfolio invests in issuers economically tied to at least 10 different countries. The portfolio may invest in companies of any size.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

The portfolio focuses on foreign companies that MFS believes have above average growth potential and that are also trading at reasonable valuation.

The portfolio may invest in derivative instruments.

The portfolio’s investments may include securities traded in the Over-the-Counter (OTC) markets.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as stock futures contracts or stock index futures contracts, as well as forward currency exchange contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies. Consistent with its investment objective and policies, the portfolio may invest in “when-issued” securities.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the portfolio) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio managers and MFS’ large group of equity research analysts.

In addition to seeking strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio many be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The paragraph entitled “Options” under the section entitled “Primary Risks” on page ACI-2 of the Prospectus is hereby deleted and the following paragraphs are hereby added:

•	Emerging Markets Risk

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

•	Preferred Stocks

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

•	Futures

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

•	inaccurate market predictions
•	imperfect correlation
•	illiquidity
•	tax considerations

Footnote (1) under the section entitled “Past Performance” on page ACI-4 of the Prospectus is hereby replaced with the following:

(1)

Prior to July 3, 2006, different sub-advisers have managed this portfolio, and they have used different investment strategies; the performance set forth prior to that date is attributable to those previous sub-advisers.

The information under the section entitled “Sub-Adviser” on page ACI-4 of the Prospectus is hereby replaced with the following:

MFS Investment Management, 500 Boylston Street, Boston, Massachusetts 02116

The sub-advisory fee information in the first and second paragraphs under the section entitled “Sub-Adviser Compensation” on page ACI-4 of the Prospectus is hereby replaced with the following:

The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio’s average daily net assets. The percentages for the portfolio are as follows: 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The paragraphs discussing American Century’s portfolio management team and portfolios managers under the section entitled “Portfolio Managers” on page ACI-5 of the Prospectus are hereby replaced with the following:

David R. Mannheim, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

Marcus L. Smith, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

The information relating to TA IDEX America Century International in “Appendix B – Description of Certain Underlying Funds/Portfolios” on page 4 Appendix B of the Prospectus is hereby replaced with the following:

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

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Investors Should Retain This Supplement for Future Use